3. Acquisitions	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Acquisitions

2014 Business Combination

On January 23, 2014, the Company completed the Acquisition transaction with Xenetic UK which resulted in the Company acquiring all of the issued and outstanding common stock of Xenetic UK. The Acquisition was accounted for as a reverse acquisition under the acquisition method of accounting per ASC 805, with Xenetic UK treated as the accounting acquirer and the Company treated as the “acquired” company for financial reporting purposes. This was determined based on the following facts: (i) after the reverse merger, former shareholders of Xenetic UK held a majority of the voting interest of the combined company; (ii) former Board of Directors of Xenetic UK possess majority control of the Board of Directors of the combined company; and (iii) members of the management of Xenetic UK are responsible for the management of the combined company. As such, the financial statements of Xenetic UK are treated as the historical financial statements of the combined company.

The fair value of the consideration transferred in the reverse merger was $3.75 million. This was calculated as the number of shares of common stock that Xenetic UK would have had to issue in order for the Company’s shareholders to hold the same equity interest in the combined entity immediately following the acquisition (approximately 9.2%), multiplied by the estimated fair value of the Company’s common stock on the acquisition date (£0.06 per share). The estimated fair value of the Company’s common stock was based on the price of the Company’s stock on the acquisition date, which was actively traded on the Alternative Investments Market of the London Stock Exchange in the United Kingdom. In addition, Xenetic UK incurred approximately $3 million of transaction costs related to the reverse merger. The Company recognized approximately $0.5 million of transaction costs related to the reverse merger in general and administrative expenses on the consolidated statement of comprehensive loss during the year ended December 31, 2014. No transaction costs related to the reverse merger were recognized during the year ended December 31, 2015.

As of December 31, 2014, the Company finalized the purchase accounting for the Acquisition. Management determined the purchase price allocations based on estimates of the fair values of all assets acquired and liabilities assumed. The Company believe that such information provides a reasonable basis for estimating the fair values of assets acquired and liabilities assumed. The fair values of the acquired assets and liabilities assumed are as follows:

Cash	$43,502
Accounts receivable	145
Prepaid expenses	8,643
Property, plant and equipment	331,500
Accounts payable	(354,079)
Accrued expenses	(36,146)
Long-term debt	(372,813)
Total identifiable net assets	(379,248)
Goodwill	4,129,248
Total	$3,750,000

Following the Acquisition, an Agreement of Conveyance, Transfer and Assignment of Subsidiaries and Assumption of Obligations (the “Hive Out Agreement”) was executed, whereupon 10,000,000 outstanding shares of common stock held by Oxbridge Technology Partners SA (“Oxbridge”) were returned to the Company and recorded as treasury shares and were subsequently canceled. In exchange, Oxbridge acquired all issued and outstanding shares of both of the Company’s former operating subsidiaries, Shift It Media Co. and General Aircraft, Inc. (the “Disposed Subsidiaries”), including all assets and liabilities connected with the businesses transferred. In addition, the Company disposed of the associated goodwill. The Hive Out Agreement also required a payment to Oxbridge of $430,000, which was paid by the Company shortly after the Acquisition.

The Company recorded this divestiture as a separate transaction from the Acquisition that results in the disposal of two of the Company’s subsidiaries. The Disposed Subsidiaries did not record any operations in the combined entity following the Acquisition before they were disposed and these financial statements do not reflect the historical financial statements of the Disposed Subsidiaries as they were previously owned by the accounting acquiree. Accordingly, there are no balances to be recorded as discontinued operations on the statement of comprehensive loss. As a result of the divestiture of the Disposed Subsidiaries, the Company recorded a loss on disposal of subsidiaries of $1,069,675 during the year ended December 31, 2014.

Due to the nature of the Acquisition and related Hive Out Agreement, the transaction did not result in any adjustments with a continuing impact on the Company’s results of operations.

2015 Asset Purchase Agreement

In November 2015, the Company entered into the APA with Kevelt and Pharmsynthez, parent of Kevelt. Pursuant to the APA, the Sellers Kevelt will transfer to the Company certain intellectual property rights held by the Sellers with respect to the immunomodulatory product candidate Virexxa® held by Kevelt and the Sellers will grant the Company the worldwide right to develop, market and license Virexxa® for certain uses except for excluded uses in Russia, the Commonwealth of Independent States and certain other countries. In consideration, the Company will issue to Pharmsynthez 100.5 million shares of the Company’s common stock. Also as part of the APA, Dr. Dmitry Genkin and Kirill Surkhov, shareholders and founders of Pharmsynthez, will assign a U.S. provisional patent application to the Company in exchange for 11 million shares of the Company’s common stock.

During December 2015, the 11 million shares were issued to Dr. Genkin and Mr. Surkhov under the terms of the APA. However, as of December 31, 2015, the APA transaction was not yet consummated and is contingent upon the parties meeting their respective closing conditions as set forth in the APA. As a result, the Company recorded approximately $3.74 million, the fair value of the proportional consideration provided, as a prepayment within current assets on the consolidated balance sheet as of December 31, 2015.

The APA also provides for the Company’s issuance of 10% Senior Secured Convertible Promissory Notes of up to $3.5 million to Pharmsynthez and certain warrants to purchase shares of the Company’s common stock. In connection with the APA, certain terms in the SPA with Pharmsynthez issued in July 2015 were modified. See Note 8, Hybrid Debt Instrument, for discussion of the SPA and Note 11, Stockholders’ Equity, for discussion of the warrants.

There is also a provision in the APA for the contingent sale of up to $6.5 million of the Company’s common stock in the event of a qualifying capital raise.

The APA transaction is expected to be completed during 2016.